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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 7, 2000
                        --------------------------------



                              VISUAL NETWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                  000-23699                   52-1837515
  -------------------        ------------------           -------------------
(State of incorporation) (Commission file number) (IRS Employer Identification No.)

                                2092 Gaither Road
                            Rockville, Maryland 20850
                        --------------------------------
               (Address of principal executive offices) (Zip code)

                                 (301) 296-2300
                        --------------------------------
                         (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS.

     On February 7, 2000, Visual Networks, Inc. ("Visual"), Avesta Technologies, Inc. ("Avesta") and Visual Acquisitions Three, Inc. ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into Avesta (the "Merger").

     Under the terms of the Merger Agreement, all outstanding shares of Avesta capital stock and all shares of Avesta common stock reserved for issuance upon the exercise of all outstanding Avesta stock options and warrants will be exchanged for 6,532,554 shares of Visual common stock and up to 2,000,000 shares of Visual common stock that may be issued upon the attainment by Avesta of the following revenue milestones (the "Earnout Shares"). For every $1.00 of gross revenue recorded by Avesta for the period commencing April 1, 2000 through December 31, 2000 (the "Earnout Period"), in excess of $25,000,000 and up to and including $33,450,000, the number of Earnout Shares earned shall be increased by
0.1910 share. For every $1.00 of gross revenue recorded by Avesta during the Earnout Period in excess of $33,450,000 and up to and including $42,067,000, the number of Earnout Shares earned shall be increased by 0.0448 share. If the gross revenue recorded by Avesta for the period January 1, 2000 through March 31, 2000, is less than $5,000,000, for every $1.00 shortfall below $5,000,000, the number of Earnout Shares earned shall be decreased by 0.1183 share.

     Upon the consummation of the Merger, Avesta will become a wholly-owned subsidiary of Visual. The transaction will be accounted for utilizing the purchase method. The Merger is intended to qualify, for federal income tax purposes, as a tax-free reorganization. The Merger is subject to customary closing conditions and the approval of the stockholders of Visual.

     Visual issued a press release announcing the Merger on February 7, 2000, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press release of Visual Networks, Inc., dated February 7,
                       2000.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 18, 2000              Visual Networks, Inc.



                                      /s/ Peter J. Minihane
                                      ----------------------------
                                      By:       Peter J. Minihane
                                      Title:    Executive Vice President,
                                                Chief Financial Officer
                                                and Treasurer




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                                  EXHIBIT INDEX

         99.1 Press release of Visual Networks, Inc., dated February 7, 2000.




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